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                      NON-RECOURSE SECURED PROMISSORY NOTE
                      ------------------------------------

US $104,820.55                                                New York, New York
                                                              December 31, 1997

        FOR VALUE RECEIVED, the undersigned maker, NATIONAL PROPERTIES INVESTMENT TRUST, a Massachusetts business trust (the "Borrower"), hereby unconditionally promises to pay to order of PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation (the "Lender") at its office located at c/o Philips International, 417 Fifth Avenue, New York, New York, 10016, or at such other place as the Lender may specify from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Four Thousand Eight Hundred Twenty United States Dollars and Fifty Five cents (US $104,820.55) in a single installment on December 31, 1998, (the "Maturity Date"); provided, however, that if the Lender fails to complete a public or private equity offering of its securities aggregating in excess of $25 million (an "Offering") by the Maturity Date, the Borrower may, at its option, extend the Maturity Date to June 30, 1999; provided, further, however, that, in any case, upon consummation of an Offering, the Maturity Date (whether or not extended) shall be accelerated to thirty (30) days after the closing date of such Offering.

               Interest shall accrue on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full at the per annum rate equal to ten (10%) percent (the "Lending Rate"). Interest shall be payable on the Maturity Date. Any principal amount, interest and other payments which is not paid when due (whether each is due as stated, by acceleration or otherwise) shall bear interest, payable on demand, until payment in full of such amounts at the rate per annum equal to the Lending Rate plus two (2%) percent (collectively, the "Default Rate"), after as well as before judgment. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. In no event shall the interest rate on this Note exceed the maximum interest rate permitted by applicable law. If, notwithstanding, interest in excess of said maximum rate shall be paid hereunder, the excess shall be retained by the Lender as a prepayment of all or part of the unpaid balance of principal or otherwise returned to the Borrower.

        The Borrower may prepay this Note, in whole or in part, at any time at par, without any penalty or premium. Any cash dividends or distributions payable by the Lender to the Borrower, in its capacity as a shareholder of the Lender, with respect to the Pledged Shares (as hereinafter defined) shall not be paid to the Borrower but shall instead be applied as a partial prepayment of this Note. All partial prepayments shall be applied by the Lender first, to the accrued and unpaid interest and second, to the outstanding principal. The Lender is hereby authorized to record the date and amount of each payment or prepayment of principal hereof on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall be conclusive and binding for all purposes absent manifest error; provided, however, that failure by the Lender to make any such notation shall not affect the obligations of the Borrower or rights of the Lender hereunder.


        Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest on this Note.



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        In order to secure the obligations of the Borrower under this Note, the
Borrower hereby pledges, assigns and grants the Lender a first priority security interest and lien in four thousand (4,000) shares of common stock, $.01 par value per share (the "Common Stock"), of the Lender, currently owned beneficially and of record by the Borrower (including, without limitation, all income, cash, dividends or other distributions received therefrom, and all proceeds thereof, including, without limitation, proceeds received from any sale thereof, and all products, substitutions, additions, changes and replacements thereof (all of the same being herein referred to as the "Pledged Shares"). The Borrower, the Lender and Boston EquiServe Trust Company, the transfer agent for the Common Stock (the "Transfer Agent"), shall enter into an agreement whereby the Transfer Agent agrees (i) upon the occurrence of a default hereunder, to comply with any order or instruction from the Lender directing sale, transfer or redemption of all or part of the Pledged Shares and remit the proceeds thereof, if any, to the Lender, without further consent by Borrower, (ii) that the Pledged Shares shall be treated as a financial asset under Article 8 of the New York Uniform Commercial Code (the "UCC"), and (iii) the Pledged Shares will not be sold, encumbered, transferred or otherwise disposed of by Borrower without the express consent of the Lender; provided, however, that upon the consummation of an Offering, the Borrower shall be able to sell the Pledged Shares provided that the net proceeds from such sale shall be used to repay in full all amounts owing under this Note. In the event that stock certificates representing the Pledged Shares are issued to the Borrower, the Borrower agrees to promptly deliver to the Lender one or more stock certificates representing such Pledged Shares, registered in its name, together with an undated stock power duly executed in blank. The Borrower agrees that at any time and from time to time, at its expense, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender may reasonably request. The Lender may exercise in respect of the Pledged Shares, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the UCC, and the Lender may also, without notice except as specified below, sell the Pledged Shares or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Shares regardless of notice of sale having been given and the Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        The Borrower represents and warrants to the Lender that (i) the Borrower is a business trust duly organized and validly existing and in good standing under the laws of the State of Massachusetts, (ii) the Borrower is duly qualified to do business as a foreign corporation or entity and is in good standing in each jurisdiction (other than the state of its respective incorporation or organization) in which the conduct of its respective business or the ownership or operation of its respective properties or assets makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the financial condition, operations or prospects of the Borrower, (iii) the Borrower has full power, capacity and authority to (a) own its respective properties and assets and carry on its respective business as now conducted, and (b) execute and deliver this Note and to incur and perform the obligations provided for herein and therein, (iv) no consent or approval of any governmental authority or other third party is or will be required as a condition to the enforceability of this Note, and the Borrower is and will be in compliance in all material respects with all laws and regulatory requirements to which it is subject, (v) this Note has been duly executed and delivered by the Borrower and is enforceable against


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the Borrower in accordance with its terms, (vi) the Borrower will not use any of the proceeds of this Note for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying "margin stock" or "margin securities"
(within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), or in a manner which would breach of contravene any of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, (vii) the Borrower is the legal and beneficial owner of the Pledged Shares, free and clear of any liens, adverse claims, security interests, options or other charges or encumbrances, and (viii) the pledge of the Pledged Shares creates a valid and perfected continuing first priority lien and security interest in the Pledged Shares, securing the indefeasible payment and performance of the obligations hereunder.

        If at any time (i) there occurs a default in the payment by the Borrower of principal or interest pursuant to this Note which is not cured within fifteen
(15) days, (ii) any representation or warranty made to the Lender by the Borrower in this Note was when made untrue in any material respect or materially misleading, (iii) the Borrower becomes insolvent under any applicable law, (iv) the Borrower commences or has commenced against it any bankruptcy or insolvency proceeding or has a trustee or receiver appointed for it or its assets, and any such non-consensual event continues for ninety (90) days undismissed, unstayed, unbonded or undischarged, or (v) there occurs a material default in the performance of any other obligation of the Borrower under this Note (collectively, a "Default"), the Lender shall give written notice thereof to the Borrower; provided, however, that, upon the occurrence of an event specified in clauses (iii) or (iv) above, no notice shall be required. Immediately upon the occurrence of an event specified in clauses (iii) or (iv) above, or immediately upon the Lender giving the Borrower notice regarding the occurrence of an event specified in clauses (i), (ii) or (v) above, the Lender shall be entitled to retain any and all payments previously made pursuant to this Note and all amounts owing pursuant to this Note shall immediately become due and payable. Any amount not paid when due shall continue to bear interest from the due date at the Default Rate or the highest rate then permitted by law (if the Default Rate is then in excess of the maximum rate).

        If a Default occurs, the Lender shall have, in addition to its other rights, the right to setoff and/or recoupment against the amounts owing under this Note any amount owing by the Lender in any capacity to the Borrower in any capacity. All rights and remedies of the Lender under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Lender of any right or remedy shall preclude full and timely exercise by the Lender at any time of any right or remedy of the Lender without notice. No waiver shall be effective unless made specifically in writing by the Lender.

        The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. The non-exercise by the Lender of any of its rights under this Note in any particular instance shall not constitute a waiver hereof in that or any subsequent instance. The acceptance by the Lender of any partial payment shall not constitute a waiver of any default or of any of the Lender's rights under this Note. This Note may not be changed or terminated orally. This Note shall bind the heirs, legal representatives, successors and assigns of the undersigned and shall enure to the benefit of the Lender and its successors and assigns.

        The Borrower promises to pay all costs and expenses, including all reasonable attorneys' fees and disbursements, incurred in the collection and enforcement of this Note. The Borrower hereby agrees to indemnify the Lender, its officers, directors, employees, agents, counsel or representatives and to hold the Lender and such other parties harmless from any loss, liability, cost or expense that the Lender may sustain or incur as a consequence of, in connection with, arising out of or relating to this Note.


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        Any and all payments by the Borrower under this Note shall be made (i)
without setoff, defenses or counterclaim, and (ii) free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Lender, taxes imposed on or in respect of its income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, penalties and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender, upon receipt of a certificate from the Lender (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this paragraph), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

        Any notice, request, demand, statement, authorization, approval or consent required or permitted under this Note shall be in writing and shall be made by, and deemed duly given upon, (a) deposit in the United States mail, postage prepaid, registered or certified, return receipt requested, such mailing to be effective five (5) business days after mailing, (b) personal delivery, (c) delivery by an overnight courier of recognized reputation (such as Federal Express) or (d) transmission by telecopier as provided above or to such other address as either party may specify by notice given in accordance with this paragraph.

        Each provision of this Note shall survive until all amounts due are paid to the Lender's satisfaction and are not subject to any preference period, shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If a court deems any provision invalid, the remainder of this Note shall remain in effect. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

        This Note shall be governed by, and construed an interpreted in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.

        In any action or other legal proceeding relating to this Note, the Borrower (i) consents to the personal jurisdiction of any State or Federal court located in the State of New York, (ii) waives objection to the laying of venue,
(iii) waives personal service of process, (iv) consents to service of process by registered or certified mail directed to the Borrower at the last address shown in the Lender's records relating to this Note, with such service of process to be deemed completed five (5) days after mailing, and (v) waives any right to trial by jury with respect to this Note or to assert any counterclaim or setoff or recoupment with respect to this Note. In any proceeding, a copy of this Note kept in the Lender's course of business shall be admitted into evidence as an original.

        This Note constitutes the entire and final agreement between the parties, and supersedes all prior written agreements and all prior, contemporaneous or subsequent oral agreements of the parties regarding all issues addressed in this Note.

        Notwithstanding anything contained herein to the contrary, the obligations of the Borrower shall be "non-recourse" obligations, meaning that the Borrower shall not be personally liable for any obligations hereunder and that the Lender's remedies against the Borrower shall be limited to proceeding against the Pledged Shares.


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        IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered as of the day and year and at the place first above written.



                                  NATIONAL PROPERTIES INVESTMENT TRUST



                                  By:/s/ PETER STEIN
                                     ---------------------------------
                                     Name:  Peter Stein
                                     Title:  Managing Trustee








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